UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
________________________________________________

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2
SUNRUN INC.
(Name of Registrant as Specified In Its Charter)

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SUNRUN INC.
225 Bush Street, Suite 1400
San Francisco, California 94104
ADDITIONAL INFORMATION REGARDING
THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 8:30 a.m. Pacific Time on Tuesday, June 2, 2020
The following Notice of Change in Location and Format and related press release relate to the definitive proxy statement on Schedule 14A (the “Proxy Statement”) of Sunrun Inc. (“Sunrun”) dated April 17, 2020 and made available to Sunrun’s stockholders in connection with Sunrun’s Annual Meeting of Stockholders to be held on Tuesday, June 2, 2020. This supplement to the Proxy Statement is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about May 21, 2020.
Except as amended or supplemented by the information contained in this supplement, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares.
THE NOTICE AND PRESS RELEASE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION AND FORMAT
OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON TUESDAY, JUNE 2, 2020
To the Stockholders of Sunrun Inc.:
Due to the impacts of COVID-19 and related public safety measures, notice is hereby given that the location and format of the Annual Meeting of Stockholders (the “Annual Meeting”) of Sunrun Inc. (“Sunrun”) has been changed to a virtual-only meeting format. You will not be able to attend the Annual Meeting in person.
As previously announced, the Annual Meeting will be held on Tuesday, June 2, 2020 at 8:30 a.m. Pacific Time. There is no change to the items of business to be addressed at the Annual Meeting, which are described in Sunrun’s proxy materials previously made available to stockholders on or about April 17, 2020. Access to the virtual meeting will begin at 7:30 a.m. Pacific Time on Tuesday, June 2, 2020.
Instructions to Attend the Virtual Annual Meeting
Registered Stockholders. If on April 8, 2020, shares of Sunrun common stock were registered directly in your name with AST, our transfer agent, you can attend the virtual Annual Meeting by visiting https://web.lumiagm.com/274403089 and entering the 11-digit control number previously provided to you in your proxy materials and the meeting password. The password for the meeting is sunrun2020. If you are a stockholder of record and you have misplaced your 11-digit control number, please call AST at (800) 937-5449.

Street Name Stockholders. If on April 8, 2020, shares of Sunrun common stock were held on your behalf in a stock brokerage account, or by a bank, trustee or other nominee, you must register in advance to attend the virtual Annual Meeting. To register, obtain a legal proxy from the bank, broker or other nominee that is the record holder of your shares. Then submit the legal proxy, along with your name and email address, to AST to receive an 11-digit control number that may be used to access the virtual Annual Meeting website provided above. Any control number that was previously provided with your proxy materials, likely a 16-digit number, will not provide access to the virtual Annual Meeting website. Requests for registration and submission of legal proxies should be labeled as “Legal Proxy” and must be received by AST no later than 5:00 p.m. Eastern Time on May 26, 2020. Submit your registration request and legal proxy by: (1) email to proxy@astfinancial.com; (2) facsimile to 718-765-8730, or (3) mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Obtaining a legal proxy may take several days and you are advised to register as far in advance as possible. Once you have obtained your 11-digit control number from AST, please follow the steps set forth above for stockholders of record to attend the meeting.
Technical Difficulties
The virtual Annual Meeting website will be active one hour prior to the start of the meeting and stockholders are encouraged to log in to the meeting early. Only stockholders who have an 11-digit control number may attend the meeting and vote during the meeting. Stockholders experiencing technical difficulties accessing the meeting may visit https://go.lumiglobal.com/faq for assistance.
We thank you for your continued support of Sunrun.

Jeanna Steele
General Counsel & Corporate Secretary
San Francisco, California
May 21, 2020

PRESS RELEASE

Sunrun Changes 2020 Annual Meeting of Stockholders to Virtual Format

SAN FRANCISCO, May 21, 2020 – Sunrun Inc. (Nasdaq:RUN), the nation’s leading provider of residential solar, storage and energy services, today announced that the location and format of its 2020 Annual Meeting of Stockholders has been changed to a virtual-only meeting format, due to the impacts of COVID-19 and related public safety measures. Stockholders will not be able to attend the Annual Meeting in person.
As previously announced, the Annual Meeting will be held on Tuesday, June 2, 2020 at 8:30 a.m. Pacific Time. There is no change to the items of business to be addressed at the Annual Meeting, which are described in Sunrun’s proxy materials previously made available to stockholders in connection with the Annual Meeting.
Stockholders at the close of business on the record date, April 8, 2020, are entitled to participate in the virtual Annual Meeting. To be admitted to the virtual Annual Meeting at https://web.lumiagm.com/274403089, stockholders must enter the password “sunrun2020” and their 11-digit control number.
For registered stockholders who hold their shares in their own names directly with Sunrun’s transfer agent, their 11-digit control number can be found in the proxy materials previously provided to them. For “street name” stockholders who hold their shares through a stock brokerage account, or by a bank, trustee or other nominee, they must obtain a control number by first obtaining a valid “legal proxy” from their broker, bank or other nominee and then registering, no later than 5:00 p.m. Eastern Time on May 26, 2020, to attend the virtual Annual Meeting through Sunrun’s transfer agent, American Stock Transfer & Trust Company LLC. Obtaining a “legal proxy” may take several days and stockholders are advised to register as far in advance as possible. Directions for registering can be found in the Notice of Change of Location and Format of the 2020 Annual Meeting of Stockholders filed with the Securities Exchange Commission and also posted to the Investor Relations section of Sunrun’s website at https://investors.sunrun.com/.
Whether or not stockholders plan to attend the virtual Annual Meeting, Sunrun urges stockholders to vote and submit their proxies in advance of the virtual Annual Meeting by one of the methods described in the proxy materials previously provided.
About Sunrun
Sunrun Inc. (Nasdaq:RUN) is the nation’s leading home solar, battery storage, and energy services company. Founded in 2007, Sunrun pioneered home solar service plans to make local clean energy more accessible to everyone for little to no upfront cost. Sunrun’s innovative home battery solution, Brightbox, brings families affordable, resilient, and reliable energy. The company can also manage and share stored solar energy from the batteries to provide benefits to households, utilities, and the electric grid while reducing our reliance on polluting energy sources. For more information, please visit www.sunrun.com.

Investor & Analyst Contact:
Patrick Jobin
SVP, Finance & IR
investors@sunrun.com
(415) 373-5206

Media Contact:
Shane Levy
Media Manager
press@sunrun.com
(201) 679-9507